Exhibit 99.1

AVENTINE APPOINTS NEW CHIEF ACCOUNTING AND COMPLIANCE OFFICER

PEKIN, Ill., (November 15, 2010) — Aventine Renewable Energy Holdings, Inc. (OTC: AVRW), a leading producer of ethanol, has named Calvin Stewart to serve as its Chief Accounting and Compliance Officer.

Mr. Stewart was appointed Aventine’s Chief Accounting and Compliance Officer on November 12, 2010.  Before joining Aventine in September, 2010, Mr. Stewart served as Chief Financial Officer of White Energy, Inc., an ethanol production company.  Mr. Stewart joined White Energy in June 2006 as Corporate Controller.  From August 2004 to June 2006, Mr. Stewart served as Manager, Technical Accounting and Sr. Manager, Corporate Accounting, at Dresser, Inc., a global manufacturer of highly engineered energy infrastructure and oilfield products and services.  Previously, Mr. Stewart was Manager, Accounting and Finance, at Siemens Maintenance Services.  Mr. Stewart also served as Plant Operations Controller and Director of Accounting and Finance for Morningstar Foods, a national leader in dairy food and beverage manufacturing and distribution.  Mr. Stewart is a Certified Public Accountant with a Masters of Business Administration from Southern Methodist University’s Edwin L. Cox School of Business and a Bachelor of Science in Finance, cum laude, from Towson University.

Tom Manuel, CEO of Aventine, commented: “I am pleased to have someone of Calvin’s caliber on our team.  He is a first rate addition to Aventine.”

About Aventine Renewable Energy Holdings, Inc.

Aventine is a leading producer and marketer of ethanol to many leading energy companies in the United States.  In addition to ethanol, Aventine also produces distillers grains, corn gluten meal, corn gluten feed, corn germ and brewers’ yeast.  Aventine’s internet address is www.aventinerei.com.

Forward Looking Statements

Certain information included in this press release may be deemed to be “forward looking statements” within the meaning of section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical facts, included in this press release, are forward looking statements.  Any forward looking statements are not guarantees of Aventine’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements.  Aventine disclaims any duty to update any forward looking statements.  Some of the factors that may cause Aventine’s actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements include the following:

•                 Our ability to obtain and maintain normal terms with vendors and service providers;

•                 Our estimates of allowed general unsecured claims, unliquidated and contingent claims and estimations of future distributions of securities and allocations of securities among various categories of claim holders;

•                 Our ability to maintain contracts that are critical to our operations;

•                 Our ability to attract and retain customers;

•                 Our ability to fund and execute our business plan and any acquisitions, ethanol plant expansion or construction projects;

•                 Our ability to receive or renew permits to construct or commence operations of our proposed capacity additions in a timely manner, or at all;

•                 Laws, tariffs, trade or other controls or enforcement practices applicable to our operations;

•                 Changes in weather and general economic conditions;

•                 Overcapacity within the ethanol, biodiesel and petroleum refining industries;

•                 Availability and costs of products and raw materials, particularly corn, coal and natural gas and the subsequent impact on margins;

•                 Our ability to raise additional capital and secure additional financing, and our ability to service our debt or comply with our debt covenants;

•                 Our ability to attract, motivate and retain key employees;

•                 Liability resulting from actual or potential future litigation; and

•                 Plant shutdowns or disruptions.

Contact:

Aventine Renewable Energy Holdings, Inc.

John W. Castle

Chief Financial Officer

Aventine Renewable Energy Holdings, Inc.

Ph:   309-347-9200

Fax: 309-347-8541